                                                                    EXHIBIT 10.3



                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 17, 2002 by and between GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (the "Company"), and GSEP 2002 REALTY CORP., a Delaware corporation (the "Holder").

            WHEREAS, the Holder is receiving on the date hereof Preferred Units of limited liability company interest ("Units") in GGPLP L.L.C, a Delaware limited liability company (the "LLC");

            WHEREAS, in connection therewith, the Company has agreed to grant to the Holder the Registration Rights (as defined in Section 1 hereof);

            NOW, THEREFORE, the parties hereto, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, hereby agree as follows:

SECTION 1. REGISTRATION RIGHTS

            If Holder receives REIT Preferred Shares (including depositary shares representing fractions of REIT Preferred Shares) or Common Shares (each as defined in the Second Amended and Restated Operating Agreement of the LLC dated as of the date hereof (as amended from time to time, the "Operating Agreement")) of the Company upon exchange of Units (the "Covered Shares") pursuant to the Operating Agreement, then, unless such Covered Shares are issued to the Holder pursuant to an Issuer Registration Statement as provided in
Section 2 below, Holder shall be entitled to offer for sale pursuant to a shelf registration statement, the Covered Shares, subject to the terms and conditions set forth in Section 3 hereof (the "Registration Rights").

SECTION 2. ISSUER REGISTRATION STATEMENT

            Anything contained herein to the contrary notwithstanding, in the event that the Covered Shares are issued by the Company to Holder pursuant to an effective registration statement (an "Issuer Registration Statement") filed with the Securities and Exchange Commission (the "Commission"), the Company shall be deemed to have satisfied all of its registration obligations under this Agreement with respect to such Covered Shares.

SECTION 3. DEMAND REGISTRATION RIGHTS

            3.1 (a) Registration Procedure. Unless such Covered Shares are issued pursuant to an Issuer Registration Statement as provided in Section 2 hereof, then subject to Sections 3.1(c) and 3.2 hereof, if the Holder desires to exercise Registration Rights with respect to the Covered Shares, the Holder shall deliver to the Company a written
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                                                   Registration Rights Agreement


notice (a "Registration Notice") informing the Company of such exercise and specifying the number of shares to be offered by such Holder (such shares to be offered, and all additional REIT Preferred Shares and Common Shares obtainable upon exchange of Units which the Company elects to register in a registration hereunder, being referred to herein as the "Registrable Securities"). Such notice may be given at any time on or after the date a notice of exchange is delivered by the Holder to the LLC pursuant to the Operating Agreement, but must be given at least fifteen (15) Business Days prior to the date on which the Holder proposes to consummate the sale of Registrable Securities. As used in this Agreement, a "Business Day" is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York. Upon receipt of the Registration Notice, the Company, if it has not already caused the Registrable Securities to be included as part of an existing shelf registration statement (prior to the filing of which the Company shall have given ten (10) Business Days notice to the Holder) and related prospectus that the Company then has on file with the Commission (the "Shelf Registration Statement") (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3), will cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice a new registration statement and related prospectus that may include only the Covered Shares that are the subject of the Registration Notice or, at the election of the Company, all REIT Preferred Shares and Common Shares obtainable upon exchange of Units (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3 with respect to such shares and all such shares shall constitute Registrable Securities hereunder and any person receiving such shares upon exchange of Units shall thereupon be a Holder hereunder) (a "New Registration Statement") that complies as to form in all material respects with applicable Commission rules providing for the sale by the Holder of the Registrable Securities, and agrees (subject to Section 3.2 hereof) to use its reasonable best efforts to cause such New Registration Statement to be declared effective by the Commission as soon as practicable. (As used herein, "Registration Statement" and "Prospectus" refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus) or the New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 3, including in each case any documents incorporated therein by reference.)

            The Holder agrees to provide in writing in a timely manner information regarding the proposed plan of distribution by the Holder of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees (subject to Section 3.2 hereof) to use its reasonable best efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which the sale of all of the Registrable Securities registered under the Registration Statement is consummated or (ii) the date on which all of the Registrable Securities are eligible for


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                                                   Registration Rights Agreement


sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the "Act"). The Company agrees to provide to Holder a reasonable number of copies of the final Prospectus and any amendments or supplements thereto.

            Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to receiving any Registration Notice from the Holder, include all of Holder's Covered Shares or any portion thereof in any Shelf Registration Statement. In connection with any Registration Statement utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 3, Holder agrees that it will respond in writing within ten (10) Business Days to any request by the Company to provide or verify information regarding Holder or Holder's Registrable Securities as may be required to be included in such Registration Statement pursuant to the rules and regulations of the Commission.

            (b) Offers and Sales. All offers and sales by the Holder under the Registration Statement referred to in this Section 3 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 3.1(a) of this Section 3, and upon expiration of such period Holder will not offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, the Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

            (c) Limitations on Registration Rights. Each exercise by the Holder of a Registration Right shall be with respect to a minimum of the lesser of (i) an amount of Common Shares or depositary shares of REIT Preferred Shares having a sale price of at least $350,000 or (ii) the total number of Covered Shares held by the Holder at such time, in each case plus the number of Covered Shares that may be issued upon exchange of Units by Holder. The right of the Holder to deliver a Registration Notice commences upon the first date the Holder is permitted to exchange Units pursuant to the Operating Agreement. The right of the Holder to deliver a Registration Notice shall expire on the date on which all of the Covered Shares held by the Holder or issuable upon redemption of Units held by the Holder are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Act. The Registration Rights granted pursuant to this Section 3.1 may be exercised in connection with an underwritten public offering; provided, that the Company shall have the right to select the underwriter or underwriters in connection with such public offering, which shall be subject to the reasonable approval of the Holder.

            3.2 Suspension of Offering. Upon any notice by the Company, either before or after the Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or any of its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in a Registration Statement of material information which the


                                      -3-
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                                                   Registration Rights Agreement


Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements (a "Materiality Notice"), Holder agrees that (a) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement, until Holder receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or (b) its rights to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Registration Statement shall be suspended for the period described in the Materiality Notice; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than 90 days after delivery of the Materiality Notice at any one time and only once in any 180 day period. If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of any Materiality Notice.

            3.3 Qualification. The Company agrees to use its reasonable best efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by Holder after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this
Section 3.3, (y) subject itself to taxation in any such jurisdiction or (z) submit to the general service of process in any such jurisdiction.

            3.4 Actions by the Company. Whenever the Company is required to effect the registration of Covered Shares under the Act pursuant to Section 3.1 of this Agreement, subject to Section 3.2 hereof, the Company shall:

            (a) prepare and file with the Commission (as soon as reasonably practical after receiving the Registration Notice, and in any event within 60 days after receipt of such Registration Notice) the requisite Registration Statement to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and the Company shall use its reasonable best efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or


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                                                   Registration Rights Agreement


blue sky laws of any jurisdiction, the Company shall (i) provide Holder with an adequate and appropriate opportunity to provide written comments with respect to such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the Commission and (ii) not file any such Registration Statement or Prospectus (or amendment or supplement thereto or comparable statement) with the Commission to which Holder's counsel or any underwriter shall have reasonably objected on the grounds that such filing does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder;

            (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective and (ii) to comply with the provisions of the Act with respect to the disposition of the Covered Shares covered by such Registration Statement, in each case until such time as all of such Covered Shares have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Registration Statement; provided, that except with respect to any Shelf Registration Statement, such period need not extend beyond six months after the effective date of the Registration Statement; and provided further, that with respect to any Shelf Registration Statement, such period need not extend beyond the time period provided in Section 3.1(a), and which periods, in any event, shall terminate when all the Covered Shares covered by such Registration Statement have been sold (but not before the expiration of the time period referred to in Section 4(3) of the Act and Rule 174 thereunder, if applicable);

            (c) furnish, without charge, to the Holder and each underwriter, if any, of the exchange shares covered by such Registration Statement, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus), and other documents, as the Holder and such underwriter may reasonably request in order to facilitate the public sale or other disposition of the Covered Shares owned by the Holder;

            (d) promptly notify the Holder and the sole or lead managing underwriter, if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Covered Shares for sale under


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                                                   Registration Rights Agreement


the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to an event described in any of the clauses (v) or (vi) of this Section 3.4(e), subject to Section 3.2, the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(2) as thereafter delivered to the purchasers of the Covered Shares being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (and shall furnish to the Holder and each underwriter, if any, a reasonable number of copies of such Prospectus so supplemented or amended); and if the notification relates to an event described in clauses (ii) through (iv) of this Section 3.4(e), the Company shall use its reasonable best efforts to remedy such matters;

            (e) make reasonably available for inspection by the Holder, any sole or lead managing underwriter participating in any disposition pursuant to such Registration Statement, Holder's counsel and any attorney, accountant or other agent retained by any such seller or any underwriter material financial and other relevant information concerning the business and operations of the Company and the properties of the Company and any subsidiaries thereof as may be in existence at such time as shall be necessary, in the reasonable opinion of such Holder's and such underwriters' respective counsel, to enable them to conduct a reasonable investigation within the meaning of the Act, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply such information as may be reasonably requested by any such parties in connection with such Registration Statement;

            (f) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants who have certified the Company's financial statements included or incorporated by reference in such


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                                                   Registration Rights Agreement


Registration Statement in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the sole or lead managing underwriter, if any, and to the Holder, and furnish to the Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to the underwriter;

            (g) in the case of an underwritten offering, make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (h) use its reasonable best efforts to cause all such Covered Shares to be listed (i) on the national securities exchange on which the Company's common shares are then listed or (ii) if common shares of the Company are not at the time listed on any national securities exchange (or if the listing of Covered Shares is not permitted under the rules of such national securities exchange on which the Company's common shares are then listed), on another national securities exchange;

            (i) furnish to the Holder and the sole or lead managing underwriter, if any, without charge, at least one manually signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference);

            (j) if requested by the sole or lead managing underwriter or the Holder of Covered Shares, incorporate in a prospectus supplement or post-effective amendment such information concerning the Holder, the underwriters or the intended method of distribution as the sole or lead managing underwriter or the Holder reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of Covered Shares being sold to the underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten offering of the Covered Shares to be sold in such offering; and

            (k) use its reasonable best efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Covered Shares contemplated hereby, including obtaining necessary governmental approvals and effecting required filings; entering into customary agreements (including customary underwriting agreements, if the public offering is underwritten); cooperating with the Holder and any underwriters in connection with any filings required by the National Association of Securities Dealers, Inc. (the "NASD"); providing appropriate certificates not bearing


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                                                   Registration Rights Agreement


restrictive legends representing the Covered Shares; and providing a CUSIP number and maintaining a transfer agent and registrar for the Covered Shares.

            3.5 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                  (i) against any and all loss, liability, claim and damage
            whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim and damage whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expenses reasonably incurred, as incurred (including reasonable fees and disbursements of counsel), in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.5 does not apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by


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                                                   Registration Rights Agreement


the Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) the Holder's failure to deliver an amended or supplemental Prospectus provided to the Holder by the Company if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

            3.6 Indemnification by the Holder. The Holder (and each permitted assignee of the Holder, on a several basis) agrees to indemnify and hold harmless the Company, and each of its trustees/directors and officers (including each trustee/director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holder; and

                  (iii) against any and all expense whatsoever, as incurred
            (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;


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                                                   Registration Rights Agreement


provided, however, that the indemnity provided pursuant to this Section 3.6 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) the Holder's failure to deliver an amended or supplemental Prospectus provided to the Holder by the Company if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 3.6, the Holder and any permitted assignee shall not be required to indemnify the Company, its officers, trustees/directors or control persons with respect to any amount in excess of the amount of the gross proceeds to the Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of the Holder under the Registration Statement.

            3.7 Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 3.5 or 3.6 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 3.5 or 3.6 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received


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                                                   Registration Rights Agreement


the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

            3.8 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3.5 and 3.6 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of, but also the relative benefits to, the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the gross proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

            The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.8, the Holder shall not be required to contribute any amount in excess of the amount of the gross proceeds to the Holder from sales of the Registrable Securities of the Holder under the Registration Statement.

            Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.8, each person, if any, who controls the Holder within the

                                                   Registration Rights Agreement


meaning of Section 15 of the Act shall have the same rights to contribution as the Holder, and each trustee/director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

SECTION 4. EXPENSES

            The Company shall pay all expenses incident to the performance by the Company of the Company's registration obligations under Sections 2 and 3, including (i) all stock exchange, Commission and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of any Issuer Registration Statement or Registration Statement and Prospectus and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. The Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder's counsel, accountants and other advisors and any transfer taxes relating to the sale or disposition of the Registrable Securities by the Holder pursuant to Section 3 or otherwise.

SECTION 5. RULE 144 COMPLIANCE

            The Company covenants that it will use its reasonable best efforts to timely file the reports required to be filed by the Company under the Act and the Exchange Act so as to enable the Holder to sell Registrable Securities pursuant to Rule 144 under the Act. In connection with any sale, transfer or other disposition by the Holder of any Registrable Securities pursuant to Rule 144 under the Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least ten (10) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 6. MISCELLANEOUS

            6.1 Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Holder.

            6.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by

                                                   Registration Rights Agreement


any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

            6.3 Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by the Holder without the written consent of the Company; provided, however, that the Holder may assign its rights and obligations hereunder, following at least ten (10) days prior written notice to the Company, (i) to Goldman Sachs 2002 Exchange Place Fund, L.P. ("Holder's Parent") or to the direct equity owners (e.g., partners or members) or beneficiaries of Holder's Parent in connection with the transfer of the Holder's Units to Holder's Parent or to the equity owners or beneficiaries of Holder's Parent (provided such transfer is made in accordance with the Operating Agreement and in compliance with applicable federal and state securities laws) and (ii) to a permitted transferee in connection with a transfer of the Holder's Units in accordance with the terms of the Operating Agreement, if, in the case of (i) and (ii) above, such persons agree in writing to be bound by all of the provisions hereof and any of such assignees shall be deemed to be a Holder hereunder. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of all of the parties hereto.

            6.4 Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to
Section 6.3 above, assigns.

            6.5 Notices. All notices called for under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one Business Day after being properly sent by recognized overnight courier, addressed to the respective parties at their address set forth in this Agreement or (iii) on the day (or if not a Business Day on the first Business Day thereafter) transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by recognized overnight courier, in each case addressed to the respective parties at their address set forth on Schedule A. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

            6.6 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if either party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of the other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated

                                                   Registration Rights Agreement


breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

            6.7 Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard, to the fullest extent permitted by law, to the conflict of laws rules thereof which might result in the application of the laws of any other jurisdiction.

            6.8 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

            6.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

            6.10 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of both of the parties.

            6.11 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.


                                        GENERAL GROWTH PROPERTIES, INC.



                                        By:  /s/  Bernard Freibaum
                                             -----------------------------------
                                             Name:  Bernard Freibaum
                                             Title: Executive Vice President



                                        GSEP 2002 REALTY CORP.



                                        By:  /s/  Eric Lane
                                             -----------------------------------
                                             Name:  Eric Lane
                                             Title: President and CEO


[Signature Page to Registration Rights Agreement]

                                   SCHEDULE A

General Growth Properties, Inc
110 W. Wacker Drive
Chicago, Illinois 60606.
Attention:  John Bucksbaum

    With a copy to:

    Neal, Gerber & Eisenberg
    Two North LaSalle Street
    Chicago, Illinois 60602
    Attention: Marshall E. Eisenberg, Esq.

GSEP 2002 Realty Corp.
c/o Goldman, Sachs & Co.
One New York Plaza, 40th Floor
New York, New York 10004
Attention: Eric Lane

    With a copy to:

    Fried, Frank, Harris, Shriver & Jacobson
    One New York Plaza
    New York, NY 10004
    Attention: Lawrence Barshay, Esq.